UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22572

Destra Multi-Alternative Fund

(Exact name of registrant as specified in charter)

443 N Willson Avenue

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 N Willson Avenue

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Destra Multi-Alternative Fund

Annual Report

March 31, 2023

Fellow Shareholders

One of Merriam-Webster’s definitions for an “alternative” is “…something different from the usual or conventional; functioning outside the established …. economic system.” We believe that the Destra Multi-Alternative Fund (NYSE: DMA) (the “Fund”) certainly fits that definition.

This report covers the Fund’s fiscal year ended March 31, 2023. During the fiscal year, the Fund’s portfolio was down -7.37% on a net asset value basis (“NAV”) compared to stocks (S&P 500 Index) which were down -7.73% and bonds (Bloomberg U.S. Aggregate Bond Index) which were down -4.78%. The common shares of the Fund, however, experienced a dramatic sell-off, down -25.58% for the period. We believe that this reflects a meaningful disconnect between the market’s expectation of results for the Fund, as reflected in the market price (‘MKT”) of the shares of DMA versus the reality of the results delivered within the portfolio, at NAV. This disconnect has led to a very large discount between the market price of DMA and its NAV.

It should be noted that listed closed-end funds have two prices: 1) the NAV of the portfolio on a per share basis, and 2) the quoted market price at which shares of the Fund are traded in the secondary market. The value of these two “prices” frequently diverges and sometimes meaningfully so, as is the case with DMA currently. It is rare, even coincidental, for the MKT and NAV to be equal to each other in any time period. More frequently, CEFs trade at discounts, though occasionally some have, and still do, trade at premiums.

We believe that the alternative nature of the Fund and the alternative investment strategy pursued by the Fund’s portfolio managers may present a particularly attractive opportunity in today’s market. As 2022 showed, there can be environments in which traditional stocks and bonds struggle and many investors look to alternatives to help provide diversification and low or no correlation to their more traditional investment positions. As the broader market better understands the investment process and style and considers the role that an investment in the Fund might play in a diversified portfolio, we believe there is an opportunity for increased investor interest and demand to have a positive influence on the stock price.

Destra Capital Advisors LLC (“Destra”) and Validus Growth Investors, LLC (“Validus”) are working hard to get that message out to the broad marketplace and to those investors who might be interested in utilizing such a multi-alternative strategy (including the elements of the strategy that may be illiquid or have a longer time horizon for realization) in a vehicle such as a listed closed-end fund where there is daily liquidity available in the market.

The Fund was created over almost 10 years ago to provide investors with access to a multi-alternative strategy that strived to deliver total return, made up of both capital gains and current income, while looking to provide diversification from traditional investment exposures. The Fund was originally conceived as a continuously offered, unlisted closed-end fund. This design allowed for continued capital raising activities but provided only periodic redemption intervals. In early 2022, the Fund ceased operations as an interval fund and listed its common shares on the New York Stock Exchange (“NYSE”), trading under the ticker symbol “DMA”.

Part of the original design of the Fund was a structured, mechanized distribution policy that distributed 6% of NAV annually, but did so monthly at a rate of 1/2% of NAV each month. This was important in the early years of the Fund as it provided a second source of liquidity to shareholders, who otherwise were constrained to participating only in the periodic redemption intervals. The addition of a known distribution for the interval fund could be an assistance to investors seeking some capital flow off their investments.

Once the Fund listed, in January of 2022, the liquidity options for shareholders were dramatically expanded by the availability of a secondary market for the shares of the Fund, trading every day the market is open on the NYSE.

In light of these options for shareholders to custom manage their own liquidity or cash flows interests by selling shares in the market, the Fund’s Board of Trustees (the “Board”) has approved a change to the standing distribution policy of the Fund to an annual distribution policy where the amount of distribution, if any, is determined by the realized earnings and income of the Fund that are required to be distributed by the tax rules that govern registered investment companies.

We believe that the new distribution policy aligns the Fund more with how most equity and some alternative oriented funds operate, whether listed as closed-end funds or as continuously offered interval or open-end funds. Destra and Validus believe that this change will better align the distribution policy with the investment process, philosophy & strategy that Validus employs in pursuit of the Fund’s investment objective.

This change in distribution policy will go into effect after the quarter ending June 30, 2023. Distributions paid in April, May and June of 2023 will reflect the previous policy which distributed 1/2% of NAV at the end of each month. Beginning with the start of the Fund’s second fiscal quarter on July 1, 2023, distributions will only be paid annually.

We believe that the Fund’s objective of seeking total returns from capital appreciation and income will be well served by Validus’ approach to investing. Validus invests in companies and investment opportunities experiencing important points of growth inflection, in their view. As a growth equity, total return investor, Validus has created a proprietary security research and selection process that it uses to select the alternative assets and manage alternative strategies within the multi-alternative portfolio for the Fund. Validus applies this process in pursuit of both income opportunities and growth opportunities across various categories of alternative investing.

This report provides a comprehensive review of the Fund’s activities and results for the fiscal year ended March 31, 2023. Included herein is a report from Validus detailing the market conditions that the Fund faced during the fiscal year ended March 31, 2023 and how Validus managed the portfolio during these very turbulent times. We encourage you to read this report to learn more about some of the very exciting things that Validus is doing in pursuit of the Fund’s investment strategy.

Sincerely,

Robert A. Watson, CFP(R)

President

Destra Multi-Alternative Fund

Destra Capital Advisors LLC

Destra Multi-Alternative Fund
Risk Disclosure
As of March 31, 2023 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. You may obtain a prospectus through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC (AST) at 800-591-8238.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited)

Manager Discussion & Analysis

Investment Environment

Over the last fiscal year, the Federal Reserve (the “Fed”) has raised the Fed Funds Rate almost 5% to 5.00% - 5.25%. That is a big move in a very short period. In the meantime, partly due to the Fed’s actions and partly while returning to more normal post-COVID conditions, inflation has cooled considerably. Over the same period, the Consumer Price Index (CPI) and personal consumption expenditures index (PCE), declined by 1.1% and 1.5%, respectively, to 4.2% and 5.0%, respectively. As stated previously, some of this was math – as a rolling 12-month average, as long as new individual months increased at less than a 0.3% clip, inflation had to decline fairly rapidly as older, much higher inflation months fell out of the calculation. That is not to say that all is well. While goods inflation has come down significantly (as COVID impacts have normalized), service inflation remains robust. Yet, we do not believe the post-COVID hyper urge for the experiential (e.g., dining out, movie going, extensive travel) will last indefinitely. Nonetheless, during the last twelve months (and even now), the Fed seemed intent on resolutely trudging forward with rate hikes, turning its focus instead to the rate of employment as a primary indicator of monetary success. And while gross domestic product (GDP) growth held up well, forward looking economic indicators started to deteriorate meaningfully during the first quarter of 2023. Recession now seems all but inevitable and seems to have taken hold as the market’s primary concern. This is evidenced in at least two ways. First, having inverted in July 2022, yield curves remain highly inverted – for example, the 2 year/10 year spread was +4 basis points (bps) on 3/31/22 and -58 bps on 3/31/23. Secondly, yields are expected to decline between now and year-end. As of 3/31/23, the Fed Funds Futures market expected a peak Fed Funds Rate of 5.0% declining to 4.3% by year-end. In other words, 61 bps of Fed interest rate cuts between now and the end of 2023 brought on by an economy plunging into recession. Like trying to anticipate the strength and landfall of a hurricane, forecasting the Fed actions, the economic impact of these efforts, and the market’s reaction function has been treacherous for investors.

And then some things broke. First, in crypto – surprised? Bitcoin plummeted – down 64% during calendar year 2022. Shortly thereafter, in March 2023, poorly managed asset / liability duration in a handful of regional banks (SVB, SBNY) led to a crisis in confidence and sparked a deposit “run” forcing massive unrealized losses to be realized immediately. These were unique circumstances and the spread of contagion to the banking system in general seems to have been limited in scope – although we still expected some additional players to face “going-concern” tests.

Traditional markets, seeming to anticipate these and other challenges, had a disastrous final three quarters of 2022, but bounced back smartly during the first quarter of 2023. During the fiscal year ended March 31, 2023, almost all asset classes, posted negative performance as investors struggled to come to grips with the uncertainty described above. For its part, equity markets were defensively positioned and massively oversold entering 2023. However, stock prices have not recovered across the board with the largest stocks doing most of the heavy lifting – the S&P 500 Equally Weighted Index was up only 2.9% compared to the S&P 500 Index of 7.5%, a cap-weighted index. Volatility, while surprisingly muted in equities during the fiscal year ended March 31, 2023, has expressed itself most disturbingly in the fixed income markets. It has not been unusual to have yields on the 10-year Treasury whipsaw 30-40 bps month after month — this from an asset class that is supposed to bring stability to portfolios. That said, fixed income also recovered in the first quarter of 2023 on market expectations that the Fed was near peak Fed Funds Rate, the “flight to safety” brought on by the banking crisis and the general attractiveness of higher yields for investors. We must also acknowledge that crypto staged a remarkable recovery as well with Bitcoin up 71.7% in the first quarter of 2023. This is despite the challenges to liquidity brought on by the demise of FTX, Silvergate and Signature. No one really knows why, although loss in confidence in the U.S. dollar and the banking system in general are most often mentioned as contributors. Some even say that institutions are propping up prices to lure retail investors back to the game. We wouldn’t be surprised.

Alternatives were mixed during the prior 12 months ended March 31, 2023. Investors looked for liquidity where they could get it (think of Blackstone Real Estate Income Trust, or BREIT, which gated withdrawals starting in December 2022) while dealing with a large dispersion of returns, though the returns were skewed negatively like most traditional asset classes. Volatility was generally muted. Geopolitical events (such as Russia’s invasion of Ukraine) continued to drive positive returns for oil-linked asset classes while interest rate sensitivity drove negative returns for most income-oriented alternatives. Further, higher interest rates driven by the Fed’s rate hikes and slowing inflation growth hit commodities, which are traditionally seen as a hedge for inflationary pressures (thus likely to decrease in value as inflation recedes) and generally more cyclical in nature (more likely to be impacted by recession).

So far, we haven’t seen much impact from the brief banking crisis – financial conditions have not tightened meaningfully yet (the National Financial Conditions Index at -0.27, looser than average) – although we tend to agree with the notion that more cautious lending brought on by the potential instability of deposit bases will impede economic growth at some point. Finally, the disastrous earnings season for the first quarter 2023, predicted by most, has not really materialized, leaving many to wonder when corporate results will start to reflect the impending recession. Perhaps the concept of a rolling recession that impacts different industries at different times is not too far-fetched. At worst, corporate earnings

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

have been mixed, with companies beating revenue and earnings estimates easily (at a 74% rate) but, unsurprisingly cautious when it comes to forward guidance. Yet, cautiousness can be punishing – generally, companies that simply maintained existing full year guidance in the face of well-recognized uncertainties have trended meaningfully lower after earnings. We believe that a “beat” without a “raise” after such an unanticipated market run is being, and will continue to be, interpreted as weakness.

Market Performance Discussion

For the twelve months through 03/31/23, the S&P 500 Index was down -7.7% while the Bloomberg US Aggregate Index (“US Agg”) was down -4.8%. Alternative asset classes were mixed but mostly negative: Master Limited Partnerships (“MLPs”) (represented by the Alerian MLP Index) and the U.S. Dollar (represented by the Bloomberg US Dollar Spot Index) outperformed while returns for remaining alternative asset classes were varying levels of negative, from -3.1% for hedge funds to -25.0% for mortgage real estate investment trusts (as represented by the HFRX Global Hedge Fund Index and the FTSE NAREIT Mortgage REITs Index, respectively). Closed-end funds, business development companies and equity real estate investment trusts (“REITs”) (as represented by the VanEck BDC Income ETF and the FTSE NAREIT All Equity REITs Index, respectively) all posted negative returns. WTI crude oil, represented by the West Texas Intermediate (WTI) CL1 Comdty Index, also fell by -9.5% over the last year.

The chart below provides the Market and NAV performance of the Fund and performance of relevant market indices for the period ended March 31, 2023:

		Performance
Asset Class	Index	3M	1-Year	2-Year	3-Year	5-Year	Inception
DMA - NAV	Destra Multi-Alternative Fund	-1.91%	-7.37%	-0.20%	1.69%	-0.47%	0.56%
DMA - Mkt.	Destra Multi-Alternative Fund	-9.7%	-25.6%	n/a	n/a	n/a	n/a

Non-Traditional
Multi-Asset Class	US Fund Multistrategy	1.1%	-0.8%	0.9%	5.2%	2.0%	1.7%
REITs	FTSE NAREIT All Equity REITs	1.7%	-19.4%	-0.2%	10.2%	6.3%	6.3%
Mortgage REITs	FTSE NAREIT Mortgage REITs	-2.8%	-25.0%	-14.1%	15.2%	-3.8%	0.9%
CEFs	S-Network Composite Closed-End Fund Index	2.5%	-9.7%	-4.0%	9.8%	3.5%	4.6%
BDCs	VanEck BDC Income ETF	4.8%	-17.2%	-8.5%	16.7%	-1.8%	5.6%
MLPs	Alerian MLP	2.1%	6.4%	16.0%	34.5%	-1.5%	-1.8%
Hedge Funds	HFRX Global Hedge Fund Index	0.0%	-3.1%	-2.2%	4.3%	1.6%	1.0%
Commodities	Bloomberg Commodity Index	-5.4%	-12.5%	14.3%	20.8%	5.4%	-1.7%
US Dollar	Bloomberg US Dollar Spot Index	-1.3%	3.2%	3.3%	-0.4%	1.8%	2.3%

Traditional
Bonds	Barclays US Aggregate Bond	3.0%	-4.8%	-4.5%	-2.8%	0.9%	1.4%
Equities	S&P 500 Index	7.5%	-7.7%	3.3%	18.6%	11.2%	10.8%
Volatility	Chicago Board Options Exchange SPX Volatility Index	-13.7%	-9.0%	-1.8%	-29.6%	-1.3%	4.0%

Table as of 03/31/23

Most notably, the standard 60/40 portfolio (60% S&P 500 Index/40% Bloomberg US Agg) was a disappointment over the last year – down -6.7%. As stated above, we believe seeing the significantly negative, highly volatile returns from traditional bond portfolios was most disturbing for investors.

Fund

With respect to the Fund’s underlying investment portfolio, one-year performance through March 31, 2023, was -7.37% on a net asset value (“NAV”) basis. We were pleased that, during a difficult environment, the Fund performed in line or slightly ahead of traditional asset classes (such as the S&P 500 Index and the Bloomberg US Aggregate) over the last twelve months. Allocations to industrial real estate, low-income housing, direct-private equity, and collateralized loan obligations (“CLOs”) drove positive performance in the Fund. On the flipside, cannabis real estate, mortgage REITs, senior housing, multifamily REITs, and private credit contributed negatively to the Fund. We believe that the non-correlated nature of the Fund allowed it to weather traditional asset class volatility while benefiting from upside opportunities.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

The Validus Crossover strategy (combination of the Validus long/short and direct equity investments) returned -4.0% in Q1 2023 and 0.79% for the twelve months ended March 31, 2023. Industrial real estate continued to be a standout during the twelve months ended March 31, 2023, although we expect rent growth to decelerate in 2023. We believe that the global movement to onshore manufacturing capabilities, warehouse replacement (approx. 28% of US warehouse space is almost 50 years old and considered technologically obsolete), and the new focus on supply-chain diversification should keep fundamentals strong.

The Fund’s stock price was down -25.6% over the last twelve months ended March 31, 2023, continuing to trade at a meaningful discount to the Fund’s NAV. With perceived challenges in the commercial real estate space and competing “safe” yields on 3-month Treasuries at 5.3%, the last 12 months ended March 31, 2023, proved challenging for funds categorized with the broad brush of “real estate.” Certainly, this period was difficult for newly listed securities as well. Many initial public offerings (“IPOs”) and direct listings fared poorly in this environment, which may be because they were seen as riskier than the market. For some perspective, IPOs (as measured by the FTSE Renaissance US IPO Index) were down 30.3% on average during the last year ended March 31, 2023. We believe that the uniqueness of the Fund’s strategy among listed closed-end funds (“CEF(s)”) has proven difficult to communicate in the absence of a formal road show. We believe that the Fund has no comparable peer group or benchmark. Most CEFs are single asset class and/or single strategy. Most focus on either higher yields or NAV growth exclusively, but not both. Generally, we believe that this makes them easier for the casual investor to understand and easier to benchmark utilizing more simplistic metrics. We are grouped into the “Specialty” category, which is a catch-all for those CEFs that don’t fit neatly into other categories. We believe that utilizing simple and traditional metrics for our Fund misses the mark. But interestingly, we have seen a nearly three-fold increase in the daily volume traded in our stock — average daily volume in March 2022 was 10,400 vs. 30,600 in March 2023. And with our very stable NAV performance during this period, we expect investors will begin to consider how this unique strategy can play a role in their portfolio.

Investment Portfolio

The Fund implements a multi-strategy approach to alternative investing, pursuing non-correlated income and asymmetric growth opportunities on behalf of investors. We believe the Fund’s combination of strategies delivers alternative exposure that is unique in the closed-end fund world (as discussed above).

Evaluating new illiquid, multi-year alternative investment opportunities in a changing and dynamic fiscal and monetary environment remains challenging. Frankly, for several years, we have been skeptical that most alternatives offered illiquidity premiums that were attractive enough to adequately reward investors for the risk of locking up capital for long periods. This has required us to be more creative in identifying opportunities and structuring investments – for instance, we have negotiated preferred terms in situations where we are involved early and where our capital is more meaningful to success. That said, for the most part, we have largely remained on the sidelines, except for continuing to evaluate opportunities with current sponsor partners who have already demonstrated their value-add to the Fund’s portfolio. (For example, during the fiscal year, we committed $15 million to Canyon Partners CLO Fund III as a follow-on to our Fund II investment). As of March 31, 2023, future uncalled capital commitments represent 8.1% of the Fund, down from 9.7% of the Fund as of March 31, 2022. Over time, we expect some of the illiquidity premium to return in the form of more attractive terms as sponsors encounter challenges to fundraising in a higher cost of capital world.

Despite our overall real estate exposure, we have remained cautious on stabilized commercial real estate for some time, preferring to focus on specialty assets classes with unique characteristics like low-income housing, industrial/warehouse and cannabis. We believe that, overall, this real estate approach has been very successful despite some headwinds from legacy exposure to the health care and hospitality sectors. For instance, our investment in Clarion Lion Industrial Trust has almost tripled in value over original cost, generating returns in excess of 20% annualized since inception. Cannabis real estate has been a notable exception – taken together, the performance of these investments has been disappointing to date. While we were early in identifying an attractive long-term opportunity to achieve higher yields in a specialty asset class with substantial tailwinds, the perplexing lack of clarity at the Federal level regarding the legality of cannabis, the inability of operators to function within the traditional financial system and the unabated war for market share at the operator level has created conditions for real estate providers that are more challenging than we could have imagined.

With a solid base of stabilized, non-correlated income, we are focused on intelligently adding risk on the margin in exchange for substantially enhanced upside. For incremental capital and new investments, asymmetric growth opportunities will continue to receive the highest priority for investment consideration.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

During the fiscal year ended March 31, 2023, we made several investments in structured notes – senior secured debt obligations of large sponsor banks containing an embedded derivative component that adjusts the security’s risk-return profile. Using proprietary stock-specific research, we designed these notes exclusively for the Fund to enhance returns through higher levels of income or upside participation while implementing specific downside risk protection.

We believe that perhaps the most exciting area of growth for the Fund is a proprietary Crossover strategy implemented by Validus which combines a hedged long/short strategy (public securities) with direct private investments, both of which rely on identifying interesting and investable growth inflections. On the public side, the strategy seeks to be “long” compelling, reasonably priced, and verifiable growth stories and “short” lower quality, higher execution risk, over-priced companies — all with a net long bias. On the private side, we focus on earlier-stage companies trying to solve big problems or meet a big market need in which small capital allocations (relative to the size of the Fund) could lead to dramatic upside in the event of successful execution. Some of the investments we have made focus on computer vision on the edge, DNA storage, financial education through gamification, and children’s nutrition. During the fiscal year ended March 31, 2023, we had a successful realization in Long Game Savings – a fintech focused on gamifying savings habits for consumers – sold to Truist Bank. Over the course of fifteen months, the Fund more than doubled its original investment. Additionally, the Fund made two new direct equity investments, Clear Street (a completely cloud-native, modern prime brokerage platform) and Nurture Life (a subscription-based ready-to-eat meal provider focused on childhood and youth nutrition), both of which have significant revenue, are growing rapidly and which we believe have excellent seasoned management teams that continue to execute well in difficult environments. Overall, the Crossover strategy delivered a 0.8% return for the Fund over the fiscal year ended March 31, 2023.

Finally, short-term volatility, especially during the last two calendar quarters, created opportunities in the options market in companies like Tesla and Charles Schwab. In such cases, market behavior often de-links from fundamentals and if options pricing is attractive, we attempt to capitalize on these short-term disconnects. Additionally, as a part of repositioning the Validus long/short strategy, the Fund sold covered calls to generate additional income on individual positions that otherwise would have been trimmed or sold outright.

Perspective & Outlook

We expect traditional markets to continue to trade cautiously and rangebound for the remainder of the year as monetary and economic issues play themselves out. Our view is that alternative asset classes represent an opportunity, but only in the highest quality strategies implemented by elite and experienced teams that have navigated multiple cycles and are confident enough to pivot quickly to address rapidly changing market conditions. A higher cost of capital means that there is less margin for error, requiring better decision making, greater specificity and intentional actions.

We believe that private direct equity opportunities should prove plentiful as most traditional funding sources have stepped back because they (1) need to be seen as rational and prudent allocators of capital, (2) are distracted by rationalizing and extending the runway for existing investments, and (3) believe founders have yet to adjust their pricing expectations to new realities. Further, the competitive threat for deals from “smart money” hedge funds, many of whom are still licking their wounds are hurriedly executing ill-conceived portfolios to quickly achieve scale, has abated. But buyer beware. We must remember that most “zebras” can’t change their stripes — not every founder can shift from growth at any cost to prudent stewards of scarce capital. We believe that remaining capital providers will have to up their games in terms of underwriting standards and must be prepared to roll up their sleeves and get their hands dirty if things go sideways. Also, we believe that previously sacrosanct founder terms need to be revisited and concessions extracted. By focusing on earlier stage opportunities, we believe that investment success is more dependent on successful fundamental execution of a sound strategy rather than convincing the next capital provider to pay more than you did.

We also believe that cracks will show in the commercial real estate space. Our view is that in certain asset classes like office and retail, this has been a slow-motion train wreck that is now gathering steam. What took so long? We believe that the long-term nature of most leases, low borrowing costs and the lagging nature of appraisals provided a false sense of health and stability. As long-term leases roll off without replacement demand, we believe that income will decline as rents move lower while financing costs are rising – squeezing operating margins. Defaults are likely just beginning (Blackstone, WeWork, etc.) as terms of refinancing from reluctant lenders become increasingly unattractive for equity holders. We believe that more will likely decide to hand the keys to the banks rather than put more capital into properties in the face of an uncertain macro environment. With respect to cannabis real estate, sale/leaseback transactions have become increasingly necessary for operators to continue to secure capital in such an abnormal financing environment. For real estate providers to the industry, we believe that this is a tremendous opportunity to exact attractive terms and much higher yields — if executed well and unwritten properly. Our view is that as the winners and losers are sorted out at the operator level and more clarity is provided at the Federal level, the risk/reward should be meaningfully skewed to the upside from here.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

When monetary and fiscal policy are providing constant and consistent tailwinds in perpetuity, volatility remains unusually low. In this environment, our view is that investors become complacent in presuming that managing risk and reducing volatility are largely meaningless considerations, and investment distinctions do not matter as much since “a rising tide lifts all boats.” We believe that as tailwinds become headwinds, identifying quality assets and strategies that can outperform in an absolute sense and lowering exposure to traditional asset classes that will experience significantly higher volatility will be more meaningful to investors. Looking forward, we think active management of alternatives will matter a lot.

Destra Multi-Alternative Fund
Performance and Graphical Illustration
March 31, 2023 (unaudited)

				Inception Date: July 2, 2014
Fund / Indexes	1 Year	3 year Average Annual	5 year Average Annual	Since Inception Average Annual
Destra Multi-Alternative Fund*	-7.37%	1.69%	-0.47%	0.56%
Bloomberg U.S. Aggregate Bond Index	-4.78%	-2.77%	0.91%	1.40%
S&P 500 Total Return Index	-7.73%	18.60%	11.19%	10.82%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call Destra Capital at 877-855-3434.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 3/31/23
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Bloomberg U.S. Aggregate Bond Index
S&P 500 Total Return Index
Destra Multi-Alternative Fund*
$24,562
$11,289
$10,499
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Mar-23

This graph illustrates the hypothetical investment of $10,000 in the Fund*, Common shares, from July 2, 2014 to March 31, 2023. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Performance represents Class I from July 2, 2014 through January 12, 2022 and Common share performance thereafter.

Destra Multi-Alternative Fund
Schedule of Investments
As of March 31, 2023

Shares/ Contracts/ Principal	Security	Value
	COMMON STOCKS – 20.3%
	AEROSPACE/DEFENSE – 0.8%
2,248	L3Harris Technologies, Inc.	$441,147
630	Northrop Grumman Corp.	290,884
		732,031

	AGRICULTURE – 0.7%
7,774	Archer-Daniels-Midland Co.	619,277

	AUTO MANUFACTURERS – 0.6%
2,303	Cummins, Inc.	550,141

	BANKS – 1.2%
47,558	Huntington Bancshares, Inc.	532,650
7,315	Morgan Stanley	642,257
		1,174,907

	BIOTECHNOLOGY – 0.3%
4,642	Corteva, Inc.	279,959

	CHEMICALS – 0.1%
1,454	International Flavors & Fragrances, Inc.	133,710

	DIVERSIFIED FINANCIAL SERVICES – 0.5%
2,891	American Express Co.	476,870

	ELECTRIC – 0.6%
7,227	NextEra Energy, Inc.	557,057

	FINANCIAL SERVICES – 0.2%
1,530	Blackstone Group, Inc.	134,395

	FOOD SERVICE – 0.4%
1,463	McDonald’s Corp.	409,069

	HEALTHCARE-SERVICES – 0.4%
840	UnitedHealth Group, Inc.	396,976

	INSURANCE – 0.5%
6,654	Principal Financial Group, Inc.	494,525

	INVESTMENT COMPANIES – 0.1%
10,094	CION Investment Corp.	99,628

	LISTED BUSINESS DEVELOPMENT COMPANIES – 3.8%
286,500	Owl Rock Capital Corp.(1)	3,612,765

	MACHINERY-CONSTRUCTION & MINING – 0.5%
2,216	Caterpillar, Inc.	507,109

	MACHINERY-DIVERSIFIED – 0.2%
505	Rockwell Automation, Inc.	148,192
Shares/ Contracts/ Principal	Security	Value
	COMMON STOCKS (continued)
	MEDIA – 0.5%
12,254	Comcast Corp., Class A	$464,549

	MINING – 0.6%
12,163	Newmont Mining Corp.	596,230

	MISCELLANEOUS MANUFACTURING – 1.1%
2,618	Illinois Tool Works, Inc.	637,352
1,287	Parker-Hannifin Corp.	432,574
		1,069,926

	OIL & GAS – 1.7%
5,569	EOG Resources, Inc.	638,374
3,943	Marathon Petroleum Corp.	531,635
2,238	Pioneer Natural Resources Co.	457,089
		1,627,098

	OIL & GAS SERVICES – 0.2%
6,318	Baker Hughes Co.	182,338

	PHARMACEUTICALS – 0.3%
1,834	AbbVie, Inc.	292,285

	RETAIL – 0.9%
2,534	Target Corp.	419,706
5,664	The TJX Cos., Inc.	443,831
		863,537

	SEMICONDUCTORS – 1.5%
3,497	Analog Devices, Inc.	689,678
1,135	Broadcom, Ltd.	728,148
		1,417,826

	SOFTWARE – 0.7%
2,268	Microsoft Corp.	653,864

	TELECOMMUNICATIONS – 0.8%
20,034	Corning, Inc.	706,800

	TRANSPORTATION – 1.1%
2,193	Union Pacific Corp.	441,363
3,067	United Parcel Service, Inc., Class B	594,968
		1,036,331
	TOTAL COMMON STOCKS (Cost $20,774,656)	19,237,395

	EXCHANGE-TRADED FUND – 1.3%
69,330	Global X Nasdaq 100 Covered Call ETF	1,189,009
	TOTAL EXCHANGE-TRADED FUND (Cost $1,216,678)	1,189,009

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2023

Shares/ Contracts/ Principal	Security	Value
	MEDIUM TERM NOTES – 5.3%
	BANKS – 4.8%
1,500,000	Credit Suisse AG London, 0.0%, 09/18/25(2)(3)(4)	$1,500,000
3,000,000	UBS AG London, 13.75%, 09/18/25(2)(4)	3,000,000
		4,500,000

	DIVERSIFIED FINANCIAL SERVICES – 0.5%
500,000	GS Finance Corp., 12.1%, 09/30/24(2)(4)	500,000
	TOTAL MEDIUM TERM NOTES (Cost $5,000,000)	5,000,000

	PRIVATE COMPANIES – 12.7%
254,113	Always AI, Inc., Series A-1 Preferred Stock(2)(3)(4)	513,967
490,767	Always AI, Inc., Series B Preferred Stock(2)(3)(4)	2,055,869
179,641	Clear Street Group, Inc., Series B Preferred Stock(2)(3)(4)	1,500,002
23,723	Eat Just, Inc., Series F Common Stock(2)(3)(4)	476,000
542,467	GOSITE, Inc., Series A-1 Preferred Stock(2)(3)(4)	4,086,444
497,216	Iridia, Inc., Series A-3 Preferred Stock(2)(3)(4)	828,312
2,550,000	Nurture Life, Inc., Convertible Debt, 6.0%, 12/31/23(2)(4)	2,550,000
	TOTAL PRIVATE COMPANIES (Cost $9,415,497)	12,010,594

	PURCHASED OPTIONS CONTRACTS – 0.1%
	CALL OPTIONS – 0.1%
20	Charles Schwab Corp. Exercise Price: $68, Notional Amount: $135,000, Expiration Date: 09/15/2023(3)	3,160
20	Charles Schwab Corp. Exercise Price: $70, Notional Amount: $140,000, Expiration Date: 03/15/2024(3)	6,600
75	MP Materials Corp. Exercise Price: $50, Notional Amount: $375,000, Expiration Date: 06/16/2023(3)	-
42	Tesla, Inc. Exercise Price: $425, Notional Amount: $1,785,000, Expiration Date: 01/19/2024(3)	22,890
42	Tesla, Inc. Exercise Price: $375, Notional Amount: $1,575,000, Expiration Date: 01/19/2024(3)	32,760
	TOTAL CALL OPTIONS	65,410
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $38,374)	65,410
Shares/ Contracts/ Principal	Security	Value
	CONTINGENT VALUE RIGHTS – 0.6%
	PHARMACEUTICALS – 0.0%
142,000	Bristol-Myers Squibb Co.(2)(3)	$-

	REAL ESTATE – 0.6%
456,540	Hospitality Investors Trust, Inc.(2)(3)(4)	241,226
579,536	Ready Capital Corp.(2)(3)(4)	318,906
		560,132
	TOTAL CONTINGENT VALUE RIGHTS (Cost $9,395,583)	560,132

	WARRANTS – 0.0%
	FOOD – 0.0%
878,570	Nurture Life, Inc.(2)(3)(4)	8,786
	TOTAL WARRANTS (Cost $—)	8,786

	REAL ESTATE INVESTMENT TRUSTS – 28.3%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 7.8%
275,000	Newlake Capital Partners, Inc.	3,396,250
4,175	Prologis, Inc., REIT	520,915
345,947	Ready Capital Corp.	3,518,281
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	7,435,446

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 7.9%
324,647	Healthcare Trust, Inc., Common Stock(2)(4)	4,533,045
1,061,081	NorthStar Healthcare Income, Inc., Common Stock(2)(3)(4)	2,926,275
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	7,459,320

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 12.6%
715,000	Aventine Property Group, Inc., Common Stock(2)(4)	5,291,000
715,000	Treehouse Real Estate Investment Trust, Inc., Common Stock(2)(4)(5)	6,635,200
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	11,926,200
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $37,334,840)	26,820,966

	ALTERNATIVE INVESTMENT FUNDS – 44.8%
250	Arboretum Core Asset Fund LP(4)(5)(6)	2,414,683
-	Canyon CLO Fund II LP(3)(4)(6)(7)	9,253,224
-	Canyon CLO Fund III (Cayman) Ltd.(3)(4)(5)(6)(7)	6,521,269
4,113	Clarion Lion Industrial Trust(4)(6)	16,694,524
-	Ovation Alternative Income Fund(4)(6)(7)	860,462

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2023

Shares/ Contracts/ Principal	Security	Value
	REAL ESTATE INVESTMENT TRUSTS (continued)
	ALTERNATIVE INVESTMENT FUNDS (continued)
159	Preservation REIT 1, Inc.(4)(6)(8)	$6,503,622
52	SGOF Liquidating Master,Ltd.(3)(4)(6)	126,611
	TOTAL ALTERNATIVE INVESTMENT FUNDS (Cost $26,109,227)	42,374,395

	SHORT-TERM INVESTMENTS – 7.0%
	MONEY MARKET FUND – 7.0%
6,636,167	Fidelity Investments Money Market Funds – Government Portfolio, Class I, 4.72%(1)(9)	6,636,167
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,636,167)	6,636,167
	TOTAL INVESTMENTS – 120.4% (Cost $115,921,022)	113,902,854
	Liabilities in Excess of Other Assets – (20.4)%	(19,273,051)
	TOTAL NET ASSETS – 100.0%	$94,629,803

	WRITTEN OPTIONS CONTRACTS – (0.1)%
	CALL OPTIONS – (0.1)%
(17)	Analog Devices, Inc. Exercise Price: $200, Notional Amount: $(340,000), Expiration Date: 05/19/2023	(11,900)
(10)	Blackstone, Inc. Exercise Price: $90, Notional Amount: $(90,000), Expiration Date: 05/19/2023	(3,930)
(6)	Broadcom, Inc. Exercise Price: $610, Notional Amount: $(366,000), Expiration Date: 04/21/2023	(22,560)
(40)	Charles Schwab Corp. Exercise Price: $85, Notional Amount: $(340,000), Expiration Date: 03/15/2024	(5,120)
(28)	EOG Resources, Inc. Exercise Price: $124, Notional Amount: $(347,200), Expiration Date: 04/21/2023	(1,400)
(20)	Marathon Petroleum Corp. Exercise Price: $130, Notional Amount: $(260,000), Expiration Date: 04/21/2023	(14,900)
(11)	Microsoft Corp. Exercise Price: $260, Notional Amount: $(286,000), Expiration Date: 04/21/2023	(32,340)
(37)	Morgan Stanley Exercise Price: $100, Notional Amount: $(370,000), Expiration Date: 04/21/2023	(333)
Shares/ Contracts/ Principal	Security	Value
	WRITTEN OPTIONS CONTRACTS (continued)
	CALL OPTIONS (continued)
(55)	MP Materials Corp. Exercise Price: $80, Notional Amount: $(440,000), Expiration Date: 01/19/2024	$-
(30)	MP Materials Corp. Exercise Price: $70, Notional Amount: $(210,000), Expiration Date: 01/19/2024	(525)
(10)	MP Materials Corp. Exercise Price: $75, Notional Amount: $(75,000), Expiration Date: 01/19/2024	-
(61)	Newmont Corp. Exercise Price: $53, Notional Amount: $(320,250), Expiration Date: 05/19/2023	(7,869)
(36)	NextEra Energy, Inc. Exercise Price: $80, Notional Amount: $(288,000), Expiration Date: 05/19/2023	(6,660)
(15)	United Parcel Service, Inc. Exercise Price: $200, Notional Amount: $(300,000), Expiration Date: 05/19/2023	(7,650)
	TOTAL CALL OPTIONS	(115,187)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $(108,948))	(115,187)

	EXCHANGE-TRADED FUNDS SOLD SHORT – (1.4)%
(9,900)	Direxion Daily S&P 500 Bull 3X	(724,482)
(1,290)	iShares Transportation Average ETF	(293,914)
(9,800)	ProShares UltraPro QQQ	(276,948)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $(802,222))	(1,295,344)
	TOTAL SHORT SECURITIES (Proceeds $(911,170))	$(1,410,531)

(1)	All or a portion of this security is segregated as collateral for securities sold short.
(2)	Fair valued using significant unobservable inputs (see Note 2).
(3)	Non-income producing security.
(4)	Restricted investment as to resale (see Note 2).
(5)	Affiliated investment for which ownership exceeds 5% of the investment’s capital (see Note 10).
(6)	Investments in Alternative Investment Funds are valued using net asset value as a practical expedient. See Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.
(7)	Alternative investment fund does not issue shares.
(8)	Affiliated investment for which ownership exceeds 25% of the investment’s capital (see Note 10).
(9)	The rate is the annualized seven-day yield as of March 31, 2023.

ETF – Exchange-Traded Fund

LP – Limited Partnership

REIT – Real Estate Investment Trusts

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2023

Percent of Net Assets
Alternative Investment Funds	44.8%
Real Estate Investment Trusts
Private Real Estate Investment Trusts	12.6%
Non-Listed Real Estate Investment Trusts	7.9%
Listed Real Estate Investment Trusts	7.8%
Common Stocks
Listed Business Development Companies	3.8%
Oil & Gas	1.7%
Semiconductors	1.5%
Banks	1.2%
Transportation	1.1%
Miscellaneous Manufacturing	1.1%
Retail	0.9%
Aerospace/Defense	0.8%
Telecommunications	0.8%
Software	0.7%
Agriculture	0.7%
Auto Manufacturers	0.6%
Electric	0.6%
Mining	0.6%
Diversified Financial Services	0.5%
Media	0.5%
Machinery-Construction & Mining	0.5%
Insurance	0.5%
Healthcare-Services	0.4%
Food Service	0.4%
Pharmaceuticals	0.3%
Biotechnology	0.3%
Machinery-Diversified	0.2%
Oil & Gas Services	0.2%
Financial Services	0.2%
Chemicals	0.1%
Investment Companies	0.1%
Private Companies	12.7%
Exchange-Traded Fund	1.3%
Contingent Value Rights
Real Estate	0.6%
Pharmaceuticals	0.0%
Purchased Options Contracts	0.1%
Warrants	0.0%
Medium Term Notes
Banks	4.8%
Diversified Financial Services	0.5%
Short-Term Investments	7.0%
Liabilities in Excess of Other Assets	(20.4)%
Net Assets	100.0%
Written Options Contracts	(0.1)%
Exchange-Traded Funds Sold Short	(1.4)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of March 31, 2023

Assets:
Investments, at value (cost $95,231,065)	$91,762,670
Investments in affiliated investment for which ownership exceeds 5% of the investment’s capital, at value (cost $17,274,417)	15,571,152
Investments in affiliated investment for which ownership exceeds 25% of the investment’s capital, at value (cost $3,377,166)	6,503,622
Purchased options contracts, at value (cost $38,374)	65,410
Cash	11,503
Receivables:
Interest	108,108
Dividends	518,446
Investments sold	64,246
Prepaid expenses	91,710
Other assets	628
Total assets	114,697,495

Liabilities:
Credit facility (see note 8)	15,000,000
Due to broker	3,216,074
Securities sold short, at value (proceeds $802,222)	1,295,344
Written options contracts, at value (premium received $108,948)	115,187
Payables:
Management fee (see note 3)	191,226
Interest payable	109,288
Professional fees	93,271
Accounting and administrative fees	32,439
Transfer agent fees and expenses	3,239
Custody fees	2,914
Accrued other expenses	8,710
Total liabilities	20,067,692
Commitments and contingencies (see note 2)

Net assets	$94,629,803
Net assets consist of:
Paid-in capital	$97,324,571
Total distributable earnings	(2,694,768)
Net assets	$94,629,803

Common shares outstanding	8,963,239

Net asset value per common share	$10.56

Market price per common share	$6.02

Market price (discount) to net asset value per common share	(42.99)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Operations
For the year ended March 31, 2023

Investment income:
Dividend income	$2,049,858
Distributions from alternative investment funds	678,507
Interest income	538,994
Distributions from affiliated alternative investment funds	251,812
Total investment income	3,519,171

Expenses:
Management fee (see note 3)	1,566,301
Interest expense	1,430,970
Commitment fees	238,516
Professional fees	247,849
Accounting and administrative fees	214,898
Chief financial officer fees (see note 11)	48,000
Service provider fees	116,022
Shareholder reporting fees	39,209
Trustee fees (see note 11)	36,404
Transfer agent fees and expenses	36,275
Registration fees	25,110
Chief compliance officer fees (see note 11)	21,000
Custody fees	17,854
Insurance expense	16,241
Dividends on securities sold short	10,995
Other expenses	26,128
Total expenses	4,091,772
Service provider fees deferred and repaid by adviser (see note 3)	(116,022)
Expenses waived by adviser (see note 3)	(193,549)
Net expenses	3,782,201
Net investment (loss)	(263,030)

Net realized and unrealized gain (loss):
Net realized gain on:
Investments	3,393,913
Purchased options contracts	16,508
Total net realized gain	3,410,421

Net change in unrealized appreciation (depreciation) on:
Investments	(10,679,726)
Purchased options contracts	27,036
Written options contracts	(6,239)
Securities sold short	809,076
Affiliated Investments	(1,086,569)
Total net change in unrealized (depreciation)	(10,936,422)
Net realized and unrealized (loss)	(7,526,001)
Net decrease in net assets resulting from operations	$(7,789,031)

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2023	For the period March 1, 2022 through March 31, 2022**	Year Ended February 28, 2022
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(263,030)	$248,450	$1,455,055
Net realized gain	3,410,421	105,089	1,523,571
Net change in unrealized appreciation (depreciation)	(10,936,422)	3,163,056	(1,360,138)
Net increase (decrease) in net assets resulting from operations	(7,789,031)	3,516,595	1,618,488

Distributions to shareholders*:
Common shares	(1,260,053)	(117,225)	(274,862)
Class A	-	-	(308,374)
Class C	-	-	(45,861)
Class T	-	-	(15,669)
Total distributions to shareholders	(1,260,053)	(117,225)	(644,766)

Return of capital to shareholders*:
Common shares	(4,828,675)	(414,295)	(2,542,936)
Class A	-	-	(2,852,977)
Class C	-	-	(424,290)
Class T	-	-	(144,967)
Total return of capital to shareholders	(4,828,675)	(414,295)	(5,965,170)

Capital transactions:
Proceeds from shares sold*:
Common shares	-	-	93,109
Class A	-	-	13,126
Class T	-	-	859

Reinvestment of distributions*:
Common shares	-	-	56,509
Class A	-	-	252,195
Class C	-	-	150,365
Class T	-	-	16,725

Cost of shares repurchased*:
Common shares	-	-	(2,101,794)
Class A	-	-	(2,435,433)
Class C	-	-	(955,405)
Class T	-	-	(117,884)

Exchanges in(out)*:
Common shares	-	-	74,708,806
Class A	-	-	(62,308,505)
Class C	-	-	(9,237,604)
Class T	-	-	(3,162,697)
Net (decrease) in net assets from capital transactions	-	-	(5,027,628)

Total increase (decrease) in net assets	(13,877,759)	2,985,075	(10,019,076)

Net assets:
Beginning of year	108,507,562	105,522,487	115,541,563
End of year	$94,629,803	$108,507,562	$105,522,487

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets (continued)

	Year Ended March 31, 2023	For the period March 1, 2022 through March 31, 2022**	Year Ended February 28, 2022
Capital share transactions:
Shares sold*:
Common shares	-	-	7,597
Class A	-	-	1,086
Class T	-	-	74

Shares reinvested*:
Common shares	-	-	4,636
Class A	-	-	21,069
Class C	-	-	13,197
Class T	-	-	1,444

Shares repurchased*:
Common shares	-	-	(176,468)
Class A	-	-	(208,597)
Class C	-	-	(85,840)
Class T	-	-	(10,432)

Exchanges in(out)*:
Common shares	-	-	6,145,333
Class A	-	-	(5,243,986)
Class C	-	-	(819,620)
Class T	-	-	(275,679)
Net decrease from capital share transactions	-	-	(626,186)

*	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.
**	Fiscal year end changed to March 31, effective March 1, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows
For the year ended March 31, 2023

Cash flows from operating activities:
Net decrease in net assets from operations	$(7,789,031)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(38,627,370)
Proceeds from purchases of investments sold short	108,948
Proceeds from redemptions, sales, or other dispositions of investments	43,925,956
Net realized (gain) loss on:
Investments	(3,393,913)
Purchased options contracts	(16,508)
Net change in unrealized (appreciation) depreciation on:
Investments	10,679,726
Purchased options contracts	(27,036)
Written options contracts	6,239
Securities sold short	(809,076)
Affiliated investments	1,086,569
Change in operating assets and liabilities:
Receivables:
Investments sold	376,661
Interest	(34,895)
Dividends	143,199
Prepaid expenses	81,486
Payables:
Management fee	85,221
Custody fees	(780)
Accounting and administration fees	(11,281)
Professional fees	50,305
Transfer agent fees and expenses	(7,761)
Interest payable	47,798
Accrued other expenses	(31,061)
Net cash provided by operating activities	5,843,396

Cash flows from financing activities:
Due to broker	249,721
Cash distributions paid, net of reinvestments	(6,088,728)

Net cash used in financing activities	(5,839,007)

Net change in cash and cash equivalents	4,389

Cash and cash equivalents at beginning of year	7,114

Cash and cash equivalents at end of year	$11,503

Supplemental disclosure of cash activity:
Interest paid on borrowings	$1,430,970

Supplemental disclosure of non-cash activity:
Reinvestment of dividends from underlying investments	$269,704

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated.**

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Market price, end of period	Market price return###		Gross expenses(3),(4)		Net expenses(3),(4),(5)		Net investment income (loss)(4),(5),(6)		Net assets, end of period (in thousands)	Portfolio turnover rate
Period ended March 31,
2023	$12.11	$(0.03)	$(0.84)	$(0.87)	$(0.14)	$-	$(0.54)	$(0.68)	$10.56	(7.37)%	$6.02	(25.58)%		4.05%		3.75%		(0.26)%		$96,350	12%
2022*	11.77	0.02	0.38	0.40	(0.01)	-	(0.05)	(0.06)	12.11	3.40	8.90	14.47		3.65	#	3.17	#	2.74	#	108,508	3
Period ended February 28,
2022	12.28	0.15	0.08	0.23	(0.09)	-	(0.65)	(0.74)	11.77	1.79	7.83	(0.19	)##	3.38		2.74		1.24		105,522	28
2021	13.25	0.09	(0.34)	(0.25)	(0.07)	-	(0.65)	(0.72)	12.28	(1.58)	-	-		2.85		2.28		0.75		36,633	26
2020(7)	13.81	0.25	0.02	0.27	(0.08)	-	(0.75)	(0.83)	13.25	1.90	-	-		2.98		2.57		1.78		35,208	42
2019	14.64	0.18	(0.15)	0.03	(0.05)	-	(0.81)	(0.86)	13.81	0.17	-	-		2.37		2.18		1.25		18,879	19

*	For the period March 1, 2022 through March 31, 2022.
#	Annualized.
##	For the period January 13, 2022 through February 28, 2022.
###	Market price return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.
(3)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

	Gross Expenses(4)		Net Expenses(4),(5)
Period ended March 31,
2023	2.39%		2.08%
2022*	2.55	#	2.07	#
Period ended February 28,
2022	2.44		1.81
2021	2.27		1.70
2020(7)	2.11		1.70
2019	1.89		1.70

*	For the period March 1, 2022 through March 31, 2022.
#	Annualized.
(4)	Ratios do not include expenses of the underlying Alternative Investment Funds in which the Fund invests.
(5)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying Alternative Investment Funds in which the Fund invests. Ratios do not include net investment income of the Alternative Investment Funds in which the Fund Invests.
(7)	Period ended February 29.

Credit Facility	For the year ended March 31, 2023	For the period ended March 31, 2022*	For the year ended February 28, 2022	For the year ended February 28, 2021	For the year ended February 29, 2020	For the year ended February 28, 2019
Senior securities, end of period (000’s)	$15,000	$15,000	$15,000	$14,300	$29,300	$23,800
Asset coverage, per $1,000 of senior security principal amount	7,309	8,234	8,035	9,080	5,433	7,475
Asset coverage ratio of senior securities	731%	823%	803%	908%	543%	747%

*	For the period March 1, 2022 through March 31, 2022.
**	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
March 31, 2023

1. Organization

Destra Multi-Alternative Fund (“the Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, exchange-listed closed-end management investment company.

The Fund changed its fiscal year end to March 31, effective March 1, 2022. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, effective January 5, 2022, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares (the “Common Shares”).

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Validus Growth Investors, LLC, doing business as Validus Investment Advisors, (“Validus” or the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”). See Note 3 for additional information regarding Validus, as the Fund’s Sub-Adviser.

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Cash, Cash Equivalents and Restricted Cash — Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of March 31, 2023, the Fund had no restricted cash.

Distributions to Shareholders — Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Security Valuation — The Fund records investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by a Valuation Committee using the Valuation Procedures. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund was required to comply with Rule 2a-5 by September 8, 2022 and as a result, the Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of each of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820-10”).The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Valuation Procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, Management values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are categorized in Level 3 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. Certain investments in preferred stocks or private companies are generally categorized as a Level 3 in the fair value hierarchy. The Fund generally values investments in preferred stocks or private companies based on recent transactions and may initially value the investments at cost.

Valuation of Structured Notes — These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. The Fund primarily invests in structured notes that reference the performance of a basket of underlying equity securities. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying reference asset. The performance results of structured notes will not replicate exactly the performance of the underlying reference asset that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated. Structured notes are valued at cost which approximates fair value and monitored for impairment.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

Valuation of Alternative Investment Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Alternative Investment Funds”). The Alternative Investment Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Alternative Investment Funds. Open-end funds are valued at their NAV and closed-end funds that trade on an exchange are valued as described under security valuation.

For Alternative Investment Funds, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Non-listed business development companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Adviser will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value.

Hedge funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the hedge fund issues an updated market valuation.

ASC 820-10 defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Fund has the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$19,237,395	$-	$-	$19,237,395
Exchange-Traded Fund	-	1,189,009	-	-	1,189,009
Medium Term Notes	-	-	-	5,000,000	5,000,000
Private Companies	-	-	-	12,010,594	12,010,594
Purchased Options Contracts	-	65,410	-	-	65,410
Contingent Value Rights	-	-	-	560,132	560,132
Warrants	-	-	-	8,786	8,786
Real Estate Investment Trusts	-	7,435,446	-	19,385,520	26,820,966
Alternative Investment Funds	42,374,395	-	-	-	42,374,395
Short-Term Investment	-	6,636,167	-	-	6,636,167
Total Investments	$42,374,395	$34,563,427	$-	$36,965,032	$113,902,854

Liabilities*

Investments:	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund Sold Short	$(1,295,344)	$-	$-	$(1,295,344)
Written Options Contracts	(115,187)	-	-	(115,187)
Total Investments	$(1,410,531)	$-	$-	$(1,410,531)

(1)	Alternative Investment Funds that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
*	Refer to the Schedule of Investments for industry classifications.

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of March 31, 2023:

Investments	Balance as of March 31, 2022	Purchase of Investments	Proceeds from Sale of Investments(1)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of March 31, 2023
Contingent Value Rights	$1,858,131	$-	$-	$-	$(1,297,999)	$560,132
Warrants	-	-	-	-	8,786	8,786
Private Companies	9,636,770	4,050,000	(2,500,000)	1,250,000	(426,176)	12,010,594
Non-Listed Real Estate Investment Trusts	8,923,049	266,147	(530,541)	-	(1,199,335)	7,459,320
Private Real Estate Investment Trusts	12,279,800	-	-	-	(353,600)	11,926,200
Medium Term Notes	-	5,000,000	-	-	-	5,000,000
Total Investments	$32,697,750	$9,316,147	$(3,030,541)	$1,250,000	$(3,268,324)	$36,965,032

(1)	Includes return of capital and spin-offs related to corporate actions.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2023:

Investments	Fair Value as of March 31, 2023	Valuation Techniques	Unobservable Inputs	Price/ Liquidity Discount(1)	Range of inputs (average)	Impact on Valuation from an Increase in Input
Contingent Value Rights
Hospitality Investors Trust, Inc.	$241,226	Scenario Analysis	Liquidity Discount/Earnout	$0.53	n/a	n/a
Ready Capital Corp.	318,906	Income approach and PWERM Model	Revaluation discount rate/discount rate	0.55	n/a	Decrease

Warrants
Nurture Life, Inc.	8,786	Other	Stated exercise price	0.01	n/a	n/a

Medium Term Notes
Credit Suisse AG London	1,500,000	Other	Transaction Price	100.00	n/a	Increase
GS Finance Corp.	500,000	Other	Transaction Price	100.00	n/a	Increase
UBS AG London	3,000,000	Other	Transaction Price	100.00	n/a	Increase

Private Companies
Always AI, Inc.	2,569,836	Comparable public company analysis	Revenue multiples	n/a	5.2x – 19.3x (8.7x)	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	9.5x – 353.8x (166.6x)	Increase
Clear Street Group, Inc., Series B Preferred Stock	1,500,002	Other	Transaction Price	8.35	n/a	Increase
Eat Just, Inc.	476,000	Comparable public company analysis	Enterprise Value	n/a	-45.5% – 16.5% (9.9%)	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.4x – 8.0x (2.6x)	Increase
			EBITDA multiples	n/a	4.6x – 31.6x (16.4x)	Increase
GOSITE, Inc.	4,086,444	Comparable public company analysis	Revenue multiples	n/a	2.6x – 15.2x/(8.6x)	Increase
			EBITDA multiples	n/a	-131.6x – 246.7x/(43.3x)	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.1x – 7.4x/(3.0x)	Increase
			EBITDA multiples	n/a	4.3x – 271.7x/(27.9x)	Increase
Iridia, Inc.	828,312	Other	Transaction Price	1.67	n/a	Increase
Nurture Life, Inc.	2,550,000	Other	Transaction Price	100.00	n/a	n/a

Non-Listed Real Estate Investment Trusts
Healthcare Trust, Inc.	4,533,045	Index Application(2)	Application of FTSE NAREIT US Health Care Index	213.22	n/a	Decrease
NorthStar Healthcare Income, Inc.	2,926,275	Index Application(2)	Application of FTSE NAREIT US Health Care Index	213.22	n/a	Increase

Private Real Estate Investment Trusts
Aventine Property Group, Inc.	5,291,000	Comparable public company analysis	BV Equity multiples	n/a	1.0x – 2.5x (1.5x)	Increase
		Comparable acquisitions analysis	BV multiples	n/a	1.1x – 2.6x (2.3x)	Increase
Treehouse Real Estate Investment Trust, Inc.	6,635,200	Comparable public company analysis	BV Equity multiples	n/a	0.9x – 2.5x (1.3x)	Increase
		Comparable acquisitions analysis	BV Equity multiples	n/a	1.1x – 2.6x (2.3x)	Increase
Total Investments(3)	$36,965,032

(1)	As there was no range for each significant unobservable input, weighted average is not reported.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

(2)	The Fund utilizes the last publicly stated NAV as published by each Non-Listed REIT, and applies a factor adjustment of the daily publicly available price per each respective index to adjust the price accordingly.
(3)	Certain Level 3 investments of the Fund, totaling fair value assets of $0, have been valued using third-party transactions, quotations, and/or historical information. These assets have been excluded from the preceding table as they are insignificant to the Fund.

AFFO — adjusted funds from operations

BV — book value

The following is the fair value measurement of Alternative Investment Funds that are measured at NAV per share (or its equivalent) as a practical expedient:

Alternative Investment Fund	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Arboretum Core Asset Fund LP	Debt investing in leased equipment and related financings	$2,414,683	$-	Annually(1)	30 Days(1)
Canyon CLO Fund II LP	Collateralized Loan Obligations	9,253,224	-	Subject to advisor approval	n/a
Canyon CLO Fund III (Cayman) Ltd.	Collateralized Loan Obligations	6,521,269	8,721,173	Subject to advisor approval	n/a
Clarion Lion Industrial Trust	Industrial Real Estate	16,694,524	-	Quarterly	90 Days
Ovation Alternative Income Fund	Private Equity and Private Debt	860,462	-	Quarterly	180 Days
Preservation REIT 1, Inc.	Diversified Direct Real Estate	6,503,622	527,000	Subject to advisor approval	n/a
SGOF Liquidating Master, Ltd.	Liquidating trust holding 5 equity positions.	126,611	-	n/a	n/a
		$42,374,395	$9,248,173

(1)	Redemptions suspended as of February 28, 2021.

Commitments and Contingencies — The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Alternative Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

Additional information on each restricted investment held by the Fund at March 31, 2023 is as follows:

Security Description	Acquisition Date	Cost		Value	% of Net Assets
Always AI, Inc.	1/5/2021	$1,999,998		$2,569,836	2.7%
Arboretum Core Asset Fund LP	8/2/2018	2,500,000		2,414,683	2.6
Aventine Property Group, Inc.	1/13/2021	5,292,000		5,291,000	5.5
Canyon CLO Fund II LP	2/25/2019	7,759,164		9,253,224	9.8
Canyon CLO Fund III (Cayman) Ltd.	3/1/2022	5,981,455		6,521,269	6.9
Clarion Lion Industrial Trust	6/29/2015	5,548,819		16,694,524	17.6
Clear Street Group, Inc.	5/11/2022	1,500,000		1,500,002	1.6
Credit Suisse AG London	9/13/2022	1,500,000		1,500,000	1.6
Eat Just, Inc.	6/11/2021	515,501		476,000	0.5
GOSITE, Inc.	7/31/2020	2,099,998		4,086,444	4.3
GS Finance Corp.	9/23/2022	500,000		500,000	0.5
Healthcare Trust, Inc.	3/30/2012	4,868,227		4,533,045	4.8
Hospitality Investors Trust, Inc.	2/17/2015	9,236,371		241,226	0.3
Iridia, Inc.	2/25/2021	750,000		828,312	0.9
NorthStar Healthcare Income, Inc.	3/29/2012	6,706,530		2,926,275	3.1
Nurture Life, Inc.	8/2/2022	2,550,000		2,550,000	2.6
Nurture Life, Inc., Warrants	12/23/2022	-		8,786	0.0
Ovation Alternative Income Fund	7/25/2014	942,624		860,462	0.9
Preservation REIT 1, Inc.	10/22/2019	3,377,166		6,503,622	6.9
Ready Capital Corp., Contingent Value Rights	7/6/2017	-	(1)	318,906	0.3
SGOF Liquidating Master, Ltd.	6/2/2015	-	(1)	126,611	0.1
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	8,792,962		6,635,200	7.0
UBS AG London	9/13/2022	3,000,000		3,000,000	3.2
Total		$75,420,815		$79,339,427	83.7%

(1)	Transferred at no cost as a result of a corporate action.

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Pursuant to the Investment Management Agreement dated January 13, 2022, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35%, based upon the Fund’s managed assets as of month-end (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Prior to January 13, 2022, under the Fund’s prior investment management agreement, the Adviser was entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period. For the year ended March 31, 2023, the Adviser earned a Management Fee of $1,566,301. As of the year ended March 31, 2023, the Adviser was owed $191,226 in Management Fees, included in payables for Management Fee on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Pursuant to the Sub-Advisory Agreement, dated January 13, 2022, the Adviser pays the Sub-Adviser a monthly sub-advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund) with respect to the assets allocated to the Sub-Adviser (the “Sub-Advised Assets”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund with respect to the Sub-Advised Assets, equal to a percentage of the Sub-Advised Assets’ average daily managed assets. Prior to January 13, 2022, the Sub-Adviser received a sub-advisory fee at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Effective January 13, 2022, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets (the “Expense Limitation”). For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses and (g) extraordinary expenses. For the year ended March 31, 2023, the Adviser waived Management Fees of $193,549.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

Further, shareholders previously approved, subject to the Fund listing on the NYSE or other national securities exchange, a Secondary Market Support Services Agreement with Destra, whereby the Fund pays Destra a separate 10 basis point fee, calculated and paid on Managed Assets, to provide services designed to communicate the investment strategy and investment objective of the Fund to the broader market. Effective March 1, 2022, Destra has voluntarily waived this fee. This voluntary waiver may be revised or terminated at any time without notice. This fee waiver is not subject to recoupment.

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Unless terminated by the Board, the Expense Limitation Agreement will continue in effect until at least January 13, 2027. The Board may terminate this Expense Limitation Agreement upon sixty (60) days’ written notice to the Adviser.

The following amounts are subject to recapture by the Adviser by the following dates:

2/29/2024	2/28/2025	3/31/2025	3/31/2026
$653,254	$611,339	$33,783	$193,549

Prior to January 13, 2022, the Adviser had agreed to reduce its fees and/or absorb expenses of the Fund so that the Fund’s total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)), did not exceed the following amounts per annum of the average daily net assets of each of the prior classes of shares:

Class A	Class C	Class I	Class T
1.95%	2.70%	1.70%	2.45%

Distributor — Effective January 5, 2022, the Fund no longer pays shareholder servicing fees or distribution fees. Prior to January 5, 2022 the Board had, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund was permitted to compensate financial industry professionals for providing ongoing services in respect of clients with whom they had distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund could pay 0.25% per year of its average daily net assets attributable to each of Class A, Class C and Class T shares for such services. The Class C and Class T shares also paid to Destra Capital Investments, LLC (the “Distributor”) a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class C and Class T shares. Under the Distribution Plans, the Fund paid 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class T shares, respectively.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2023, amounted to $13,978,703 and $18,801,035, respectively. The total securities sold short and covered amounted to $0 and $0, respectively.

5. Prior Repurchase Offers

Prior to January 13, 2022, the Fund operated as an interval fund under the 1940 Act. Pursuant to Rule 23c-3 under the 1940 Act, the Fund had adopted a fundamental policy to offer to repurchase a specified percentage of its outstanding shares at the NAV at regular intervals. Consequently, once each year, the Fund offered to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund (“Repurchase Offer”). There was no guarantee that a shareholder would be able to sell all of the shares tendered in a Repurchase Offer.

After listing on January 13, 2022, the Fund’s shares are generally only available for purchase in the secondary market at prevailing market prices rather than at NAV. The Fund no longer conducts annual repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV in connection with the Fund’s listing on the NYSE.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

6. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the tax year ended September 30, 2022. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended March 31, 2023. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At March 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$114,163,299
Gross unrealized appreciation	22,955,498
Gross unrealized depreciation	(24,626,474)
Net unrealized appreciation(depreciation)	$(1,670,976)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on wash sales, REIT, RIC and partnership investments. The cost includes the proceeds from securities sold short.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These reclassifications are due primarily to the true-up of prior-year REIT distributions, return of capital distributions paid and nondeductible expenses from partnerships.

For the tax year ended September 30, 2022, permanent differences in book and tax accounting have been reclassified to Paid-in Capital and distributable earnings(deficit) as follows:

Paid-in Capital	Distributable Earnings/(Deficit)
$2,203,089	$(2,203,089)

As of September 30, 2022, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated capital and other losses	(2,602,008)
Unrealized appreciation/(depreciation) on investments	(3,174,208)
Total distributable earnings	$(5,776,216)

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

The tax character of distributions paid during the tax years ended September 30, 2021 and September 30, 2022 were as follows:

	September 30, 2022	September 30, 2021
Distributions paid from:
Ordinary income	$3,075,545	$-
Return of Capital	160,628	3,919,147
Net long-term capital gains	3,102,655	-
Total distributions paid	$6,338,828	$3,919,147

The fund utilized $4,902,598 of its capital loss carryforwards during the tax year ended September 30, 2022.

At September 30, 2022, the Fund had no capital loss carryforwards.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $2,602,008 in Qualified late-year losses, which are deferred until the tax year ending September 30, 2023. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2023, Cede & Co., for the benefit of its customers, owned approximately 99% of the Fund.

8. Credit Facility

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Credit Facility”). Effective June 29, 2022, the Credit Agreement was extended for an additional year expiring on October 4, 2023. Effective June 29, 2022, the Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $25,000,000 or one-third of the value of its total assets less liabilities not represented by the payable to the Credit Facility. Prior to June 29, 2022, the Credit Facility maximum commitment was $15,000,000. The interest rate on borrowings from the Credit Facility is equal to the 1-month U.S. Treasury rate plus 4.50% per annum, with a 4.75% floor. During the year ended March 31, 2023, the average principal balance and weighted average interest rate was approximately $15,000,000 and 7.12% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $15,000,000. At March 31, 2023, the principal balance outstanding was $15,000,000 at an interest rate of 8.20% per annum. The Fund pays loan origination fees (aka: commitment fees) in connection with securing and renewing the Credit Facility. These fees are expensed over the corresponding term of the loan on a straight line basis and not inclusive of the expense limitation agreement. For the year ended March 31, 2023, the Fund expensed $238,516 in loan origination fees and has a pre-paid asset amount of $60,493 outstanding which is scheduled to amortize through October 4, 2023, the expiration date of the current Credit Facility term.

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

9. Other Derivative Information

The effects of derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of March 31, 2023 by risk category are as follows:

Derivative Assets (Liabilities)	Risk Category Equity Risk
Purchased Options Contracts at value	$65,410
Written Options Contracts at value	(115,187)
Total	$(49,777)

Net Realized Gain (Loss)	Risk Category Equity Risk
Purchased Options Contracts	$16,508
Written Options Contracts	-
Total	$16,508

Net Change in Unrealized Appreciation (Depreciation)	Risk Category Equity Risk
Purchased Options Contracts	$27,036
Written Options Contracts	(6,239)
Total	$20,797

10. Affiliated Investments

As of March 31, 2023, investments in the Fund were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of each investment’s total capital. The Fund, and its affiliates, do not exercise management or control over these Alternative Investment Funds. The Fund does not have voting power or investment discretion for these investments. The activity resulting from these investments is identified in the Statement of Operations as transactions with an affiliated investment. A listing of these affiliated investments (including activity during the year ended March 31, 2023) is shown below:

Affiliated Investment Fund	Shares 3/31/2022	Shares 3/31/2023	Fair Value 3/31/2022	Purchases of Investment	Proceeds from Sales of Investment(1)	Net Realized Gain (Loss) on Investment	Net Change in Unrealized Appreciation (Depreciation) on Investment	Fair Value 3/31/2023	Distributions from Affiliated Investment Funds
Ownership exceeds 5% of the investment’s capital:
Arboretum Core Asset Fund LP	250	250	$2,370,495	$-	$-	$-	$44,188	$2,414,683	$174,730
Canyon CLO Fund III (Cayman) Ltd.(2)	-	-	3,597,015	2,500,000	(118,545)	-	542,799	6,521,269	-
Treehouse Real Estate Investment Trust, Inc.	715,000	715,000	7,475,000	-	-	-	(839,800)	6,635,200	50,050
Total			13,442,510	2,500,000	(118,545)	-	(252,813)	15,571,152	224,780

Ownership exceeds 25% of the investment’s capital:
Preservation REIT 1, Inc.	159	159	7,337,378	-	-	-	(833,756)	6,503,622	27,032
Total			7,337,378	-	-	-	(833,756)	6,503,622	27,032
Total Affiliated Investments			$20,779,888	$2,500,000	$(118,545)	$-	$(1,086,569)	$22,074,774	$251,812

(1)	Includes return of capital.
(2)	Alternative investment fund does not issue shares.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2023

11. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the fund. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended March 31, 2023 are disclosed in the Statement of Operations.

12. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On April 28, 2023, the Fund paid a distribution of $0.0536 per Common Share to shareholders of record on April 18, 2023. On May 31, 2023, the Fund paid a distribution of $0.0533 per Common Share to shareholders of record on May 19, 2023.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Destra Multi-Alternative Fund	For the year ended March 31, 2023	For the year ended March 31, 2023, the period March 1, 2022 through March 31, 2022, and the year ended February 28, 2022	For the year ended March 31, 2023, the period March 1, 2022 through March 31, 2022, for the years ended February 28, 2022, and 2021, and for the year ended February 29, 2020

The Fund’s financial highlights for the years ended February 28, 2019, and prior, were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and underlying fund managers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2023

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund
March 31, 2023 (unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated March 31, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

General Investment Strategy. The Fund pursues its investment objective by investing primarily in income-producing securities, including: (1) public and private real estate securities (including securities issued by real estate funds), (2) alternative investment funds (“AIFs”), which include business development companies (“BDCs”), funds commonly known as “hedge funds” and other private investment funds, which may also include funds that primarily hold real estate investments, (3) master limited partnerships, (4) common and preferred stocks, and (5) structured notes, notes, bonds and asset-backed securities. The Fund also executes investments in the preceding types of securities through index-linked or actively managed exchange-traded funds (“ETFs”), mutual funds and closed-end funds (collectively “Underlying Funds”). The Fund defines AIFs as BDCs, real estate property funds, limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to investments in traditional stocks and bonds (which could include any type of investment that is consistent with the investment strategy and not a traditional stock or bond). The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund’s investments are not traded on an exchange or in over-the-counter markets; consequently, the majority of the Fund’s investments are illiquid. The Fund’s investments may include investments in non-U.S. securities.

The Fund provides investors with access to an actively managed portfolio of liquid and illiquid alternative investments, many of which are unavailable to the typical individual investor due to high minimum investment and accredited/qualified investor requirements. Validus Growth Investors, LLC (the “Sub-Adviser” or “Validus”) employs a similar multi-asset approach to the Endowment Model (as defined below), while actively managing individual holdings and generating significant non-correlated income. The Endowment Model is a form of the strategic asset allocation model of portfolio construction that involves diversifying investments across strategies, asset classes and investment horizons, as opposed to the standard long-only stock and bond model. To that end, the Fund seeks to:

●	Deliver current income to investors with low correlation to traditional equity and fixed-income investments by pursuing securities in asset classes considered non-traditional in nature;

●	Seek illiquidity premiums, as the Fund has no finite life and therefore can pursue less liquid strategies as part of an overall portfolio, subject to near-term investor liquidity needs;

●	Proactively manage security selection and asset class exposures through cutting-edge research capability, rigorous due diligence efforts, and a consistently applied investment process; and

●	Provide institutional access on favorable terms; as the Sub-Adviser has added to the depth of the portfolio management team, the Fund has benefited from enhanced security selection capabilities and industry relationships in sourcing institutional-quality investments.

Under normal circumstances, the Fund invests over 25% of its net assets in the real estate industry, which it defines to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, real estate investment trusts (“REITs”), mortgage-backed securities, interests in pooled investment entities, and other forms of securities relating to or involving real estate. This policy is fundamental and may not be changed without Shareholder approval. Real estate funds are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Validus uses both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with the Fund’s strategy. An optimized asset allocation model is used to quantify targeted exposure ranges for various alternative sectors. No assurance can be given that any or all investment strategies,

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

or the Fund’s investment program, will be successful. The Sub-Adviser utilizes a clearly defined philosophy, which provides a disciplined investment strategy. When determining an asset allocation, the Sub-Adviser typically reviews at least the last ten years (if available) of market data history, which the Sub-Adviser regards as the most relevant for market forecasting purposes. The Sub-Adviser may strategically rebalance its asset allocation according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and sector risk over time. The Sub-Adviser manages investments over a long-term time horizon, while being mindful of the historical context of the markets. The Sub-Adviser employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which it considers to be “best-of-breed.” The Sub-Adviser primarily selects securities with the highest expected income from a sector peer group of issuers with similar market capitalization, credit quality and/or risk-adjusted metrics. Secondarily, the Sub-Adviser considers securities’ potential for capital appreciation. When constructing the Fund’s portfolio, the Sub-Adviser selects securities from sectors that it believes have relatively low volatility and will not be highly correlated to each other or to the equity or fixed income markets, generally. The Sub-Adviser considers low to moderate correlation or volatility strategies to be those which are expected to have 75% or less of the volatility of, or correlation to, the relevant market or index.

Unless otherwise stated herein or in the Fund’s Prospectus or Statement of Additional Information, the Fund’s investment policies are non-fundamental policies and may be changed by the Fund’s Board of Trustees without prior approval of the Fund’s Shareholders.

Portfolio Composition

Real Estate Securities

There are three main vehicles used to execute the Fund’s real estate-related investments:

●	Private and/or Non-Listed Real Estate Securities: This investment vehicle will be used to generate current income, and/or capital appreciation that is generally less volatile than other types of real estate securities. Investment criteria will include evaluating the strength of the sponsor and management. From an operations perspective, the Sub-Adviser will focus on the attractiveness of the specific property type; stability of income; distribution yield and distribution coverage from operations. From a financing perspective, the Sub-Adviser will focus on availability of debt and equity financing and target leverage levels. Finally, the Sub-Adviser will focus on a value-add liquidity event following the close of the offering.

●	Listed (Traded) Real Estate Equities: Investment criteria on a macro level will include: relative attractiveness to the broader stock market, the impact of the debt capital markets on real estate securities, the supply and demand for commercial real estate overall, and the supply and demand for specific property types. On a micro level, the Sub-Adviser will focus on: the attractiveness of a specific property type, quality and historic success of management, relative value price-to-earnings, price-to-cash flow or funds-from-operations within a sector, whether the security is trading at a premium or discount to its NAV, and both internal (e.g., same store growth) and external (e.g., acquisitions and development) growth prospects to drive total earnings growth.

●	Real Estate Debt: In this investment vehicle, the Sub-Adviser will look at both current income opportunities and the ability to acquire debt or preferred stock (which the Fund defines to be a form of debt with respect to real estate) at a discount to face value. This vehicle could include, but is not limited to, secured property level debt, unsecured notes, unsecured notes and preferred equity convertible into common equity and preferred equity. Preferred equity historically trades at a higher yield and has a lower risk profile than its common equity, but also has lower capital gain potential unless it trades at a discount to par. This portion of the Sub-Adviser’s debt strategy will focus on quality of management, sustainability of the business model, coverage of the common dividend and liquidity of the instrument.

Alternative Investment Funds

AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt securities, hedge funds and other issuers of private placement securities each of which may pay performance-based fees to their managers. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. Private or non-traded BDCs are illiquid and it may not be possible for the Fund to redeem shares or to do so without paying a substantial penalty.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. Additionally, the Fund may invest up to 15% of its net assets in securities of issuers commonly known as “hedge funds,” which are typically privately placed with investors without registration with the Securities and Exchange Commission (“SEC”), employ leverage and hedging strategies as well as pay their managers performance fees on gains. These performance fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than would otherwise be the case. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Sub-Adviser uses both a quantitative screening process and a qualitative selection process when selecting AIF securities for investment by the Fund in conjunction with its AIF strategy. To analyze AIFs, the Sub-Adviser relies on both proprietary research and research provided by third parties. The Sub-Adviser reviews each AIF’s management team, operations staff, past performance, philosophy, current holdings and investment process. Specific market opportunities, competitive advantages, relative strengths and weaknesses, and other important factors are also analyzed. Once an investment is made, the new AIF is re-evaluated and tracked on a monthly or quarterly basis. An AIF may be liquidated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the AIF’s investment opportunity set or strategy, or any other factor that the Sub-Adviser feels will impact future performance. Depending on the terms of the Fund’s investment in an AIF, the Sub-Adviser may or may not be able to liquidate a certain AIF when it desires to do so. When using Underlying Funds to execute the Fund’s AIF strategy, the Sub-Adviser will consider each Underlying Fund’s expenses and quality of management in addition to analyzing the AIF securities held by the Underlying Fund.

Master Limited Partnerships

A master limited partnership (“MLP”) is a publicly traded or privately offered limited partnership or limited liability company. MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. An investment in MLP units differ from an investment in the securities of a corporation. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares. In constructing the model, the Sub-Adviser considers a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs. The Sub-Adviser may also further evaluate MLP investments on potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP or other competing investments.

Common and Preferred Stocks

Stocks are selected by the Sub-Adviser using a proprietary stock selection model that ranks all dividend-payers using specific fundamental characteristics that the Sub-Adviser believes are predictive of strong future total returns, dividend sustainability and dividend growth. These characteristics include the ability-to-pay ratio, dividend payout ratio, dividend yield, historical sales and dividend growth, cash flow conversion ratio, earnings momentum and return on capital. In addition, the Sub-Adviser eliminates stocks that violate specific ability-to-pay, payout ratio, and dividend yield thresholds that vary by sector. The Sub-Adviser may also engage in opportunistic trading strategies with securities that may not pay a dividend but have been identified as having potential short-term pricing inefficiencies.

Structured Notes

Structured notes are selected by the Sub-Adviser to generate interest income and as an economic substitute for the reference index, currency or commodity to which the structured note payments are linked. The Sub-Adviser also may use structured notes to meet specific investment or risk management goals that cannot be met from the standardized financial instruments available in the markets. Structured products can be used as an alternative to a direct investment, as part of the asset allocation process to reduce risk exposure of the Fund’s portfolio or to capitalize on a current market trend. The Sub-Adviser selects structured notes of any maturity issued by an entity that the Sub-Adviser considers creditworthy.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Debt Securities

Other debt securities are selected by the Sub-Adviser to generate interest income and diversify the Fund’s portfolio returns against equity market risks. The Fund invests without limit in fixed rate or floating rate debt instruments of any maturity that the Sub-Adviser believes are creditworthy or have acceptable recovery value in the event of default (through restructuring in or outside of bankruptcy) regardless of rating, including lower-quality debt securities commonly known as “high yield” or “junk” bonds. The Sub-Adviser employs measurers consisting of debt-to-assets, debt service coverage ratio and asset liquidation values and other metrics to assess credit quality. The Sub-Adviser selects asset-backed securities when it believes these securities offer higher yield or better prospects for capital preservation or appreciation than competing investments in traditional debt instruments.

Underlying Funds

The Sub-Adviser will invest in Underlying Funds when it wishes the Fund to have representation in a certain sector or security type, but cannot find sufficient or suitable individual securities that meet its investment criteria. The Sub-Adviser ranks Underlying Funds on relative expenses, past performance and strategy fit for the Fund. In general, the Sub-Adviser selects Underlying Funds that it believes offer more efficient execution of the Fund’s strategy, such as when ample individual investments are not readily available or the available investments do not meet the selection criteria of the Sub-Adviser, the Sub-Adviser may seek to invest in an Underlying Fund in order to gain indirect exposure to a particular sector or class of securities.

Other Information Regarding the Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100% for the current fiscal year but may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

Other Characteristics

Real Estate Securities

Real Estate Investment Trusts. The Fund will invest in public and private REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs may or may not be publicly-traded and the Fund may invest, without limitation, in REITs which are not publicly-traded. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Distributions paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Internal Revenue Code of 1986, as amended (the “Code”). Such dividends, however, may qualify as Section 199A dividends.

Real Estate LPs, LLCs, Private Funds. The Fund will invest in public and private real estate LPs, LLCs, and other private funds. These public and private funds are often pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The funds may or may not be publicly-traded and the Fund may invest, without limitation, in funds which are not publicly-traded. The market value of the private fund shares and their ability to distribute income may be affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from these funds may consist of dividends, capital gains and/or return of capital.

Preferred Stocks. The Fund may invest in preferred stocks of real estate companies. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

Convertible Securities

Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).

The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Alternative Investment Funds

The managers of AIFs employ a variety of “alternative” investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation (expected to be less than 75%) to the broad equity and fixed-income markets. “Alternative” investment strategies, unlike pure “relative return strategies,” are generally managed without reference to the performance of equity, debt and other markets. AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt and or equity securities, hedge funds and other issuers of private placement securities, each of which may pay performance-based fees to their managers.

With respect to BDCs, federal securities laws impose certain restraints upon the organization and operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. BDCs may have performance-based incentive fees and frequently trade at a discount.

The Sub-Adviser expects to invest in other forms of AIFs that employ non-traditional strategies such as investing in defaulted debt securities or in the securities of companies undergoing a merger, business spin-off or other form of restructuring.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Additionally, the Fund may invest up to 15% of its net assets in securities of certain AIFs commonly known as “hedge funds,” which are typically privately placed with investors without registration with the SEC, employ leverage and hedging strategies as well as pay their managers performance fees on gains. These fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than would otherwise be the case. The Sub-Adviser intends to allocate the Fund’s assets among AIFs that, in the view of the Sub-Adviser, represent attractive investment opportunities. In selecting AIFs, the Sub-Adviser (with the aid of research services employed by the Sub-Adviser), assesses the likely risks and returns of the different alternative investment strategies utilized by the AIFs, and evaluates the potential correlation among the investment strategies under consideration. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.

Leverage

The Fund intends to use leverage to pursue its investment objective, including by borrowing funds from banks or other financial institutions, investing in derivative instruments with leverage embedded in them, and/or issuing debt securities. The Fund may borrow money or issue debt securities in an amount up to 33 1/3% of its total assets (50% of its net assets). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund may also use leverage to fund distributions and its annual repurchase offers.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value (“NAV”) per Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Shares. The Fund’s leverage strategy may not be successful.

Certain types of leverage utilized by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Destra Capital Advisors LLC (the “Adviser”) does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to use leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through share repurchases), if immediately after doing so it will have an asset coverage ratio of less than 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund may leverage its portfolio by entering into one or more credit facilities. On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Barclays Credit Facility”). Effective January 8, 2021, the Barclays Credit Facility was extended for an additional nine-month term expiring on October 4, 2021. The Fund could have borrowed an amount up to the lesser of the Barclays Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets.

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Nexbank Credit Facility”) under which the Fund was permitted to borrow an amount up to the lesser of the Nexbank Credit Facility maximum commitment financing of $15,000,000 or one-third of the value of its total assets. Effective June 29, 2022, the Credit Agreement was extended for an additional year expiring on October 4, 2023. Also effective June 29, 2022, the Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $25,000,000 or one-third of the value of its total assets less liabilities not payable to the Credit Facility. The extension of the Nexbank Credit Facility and the increase in the maximum commitment financing from $15,000,000 to $25,000,000 is a material update since the prior disclosure date.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Derivatives Transactions. The Fund may use derivative strategies that have economic leverage embedded in them. Effective August 19, 2022, Rule 18f-4 replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user (“Limited Derivative User”), or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund’s board, including a majority of the independent trustees, that is periodically reviewed by the board. The Fund currently operates as a Limited Derivative User under Rule 18f-4.

Rule 18f-4 permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as Derivatives Transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. Under Rule 18f-4, reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the Limited Derivative User exception noted above. Disclosure regarding the use of derivatives and recently adopted Rule 18f-4 has been updated since the prior disclosure date.

Illustration. The following table illustrates the effect of leverage on returns from an investment in the Fund’s shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $116.0 million in average total assets, (ii) a weighted average cost of funds of 7.12%, (iii) $15.0 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 15% of its average net assets during such period) and (iv) $101.0 million in average net assets. In order to compute the corresponding return to shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to shareholders. The return available to shareholders is then divided by shareholders’ equity to determine the corresponding return to shareholders. Actual interest payments may be different.

Assumed Return on the Fund’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Shareholders	-12.62%	-6.84%	-1.06%	4.73%	10.51%

Similarly, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.06% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

Portfolio Turnover

The Fund is actively managed, and accordingly, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Portfolio turnover may have certain adverse tax consequences for Shareholders.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the common shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Various risk factors below have been updated since the prior disclosure date to reflect certain updates.

Principal Risks Relating to Investment Strategies and Fund Investments

Pandemic Risk. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and spread internationally. The outbreak resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines are available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

BDC Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Private and public non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they generally invest in unlisted securities and typically have limited access to capital markets. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of securities and investments owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of Shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks and, in turn, the risks to the Shareholders.

Credit Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Some investments are not readily marketable and may be subject to restrictions on resale. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid investments may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser’s judgment may play a greater role in the valuation process.

Interest Rate Risk. If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. Recently, there have been inflationary price movements and rising interest rates. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Below Investment Grade Rating Risk. Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Distribution Policy Risk. The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current NAV per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of borrowers and may make borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Structured Products Risk. The Fund may invest in structured products, including, without limitation, structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market.

The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under “— Below Investment Grade Rating Risk.”

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Non-U.S. Securities Risk. Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, Shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described herein.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk. The Fund may invest without limitation in investments that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if qualified institutional buyers are unwilling to purchase these securities.

Illiquid investments and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments and restricted securities generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid investments and restricted securities may also be more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it.

To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. MLPs are generally considered interest-rate sensitive investments.

Real Estate Industry Concentration Risk. The Fund concentrates its investments in the real estate industry and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing, and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent that the Fund invests in real estate securities designated as REITs, if a court were to disregard the limited liability legal structure of a REIT, the Fund could be liable for a portion of claims in excess of that REITs assets, such as claims arising from environmental problems. Failure to qualify as a REIT under the Code would increase the REIT’s tax liability thereby reducing the REIT’s net income available for investment or distribution; additionally, certain preferred tax treatment of distributions would no longer be passed through to investors.

REIT Tax Risks. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Distributions paid by REITs generally will not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. Such dividends, however, may qualify as Section 199A dividends. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Underlying Funds/AIFs Risk. As a result of the Fund’s investments in Underlying Funds, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Additional risks of investing in Underlying Funds are described below:

●	Strategies Risk: Each Underlying Fund and AIF is subject to specific risks, depending on the nature of the fund. Inverse ETFs will limit the Fund’s participation in market gains.

●

ETF Tracking Risk: Investment in the Fund should be made with the understanding that the index-linked ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

●

Risk Related to NAV and Market Price: The market value of ETF and closed-end fund shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV. In addition, certain ETFs and closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

●

Additional Risk: The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Sub-Adviser considers optimal. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), effective as of January 19, 2022, permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund).

Structural Risks:

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Anti-Takeover Provisions. Delaware law and the Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board of Trustees and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2023 (unaudited)

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s Declaration of Trust or by-laws that could delay or prevent a change of control of the Fund that have not been approved by shareholders.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan
March 31, 2023 (unaudited)

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s common stock (the “Common Shares”) elects otherwise by contacting American Stock Transfer & Trust Company, LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested in additional Common Shares by the Plan Administrator through the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution (together, a “Dividend”). Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will normally invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will normally invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. There may be circumstances, in the judgment of the Fund’s officers to instruct the Plan Administrator to either pay the Dividend in Newly Issued Common Shares or with Open Market Purchases other than as described above.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions and service charges.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan (continued)
March 31, 2023 (unaudited)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company, LLC - Plan Administration Department, P.O. Box 922 Wall Street Station, New York NY 10269-0560.

Destra Multi-Alternative Fund
Additional Information
March 31, 2023 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Common Shares of the Fund or of any securities mentioned in this report.

Proxy Voting — Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Corporate Dividends Received Deduction

For the tax year ended September 30, 2022, 20.30% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 20.45% as qualified dividend income paid during the tax year ended September 30, 2022.

Distributable Cash Flow

The table below has been included to provide additional insight in regards to distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the year ended March 31, 2023, only 58% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 47% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Destra Multi-Alternative Fund
Additional Information (continued)
March 31, 2023 (unaudited)

	For the Year Ended March 31, 2023	For the period March 1, 2022 through March 31, 2022*	For the Year Ended February 28, 2022
Gross Income Per Statement of Operations:	$3,519,171	$504,645	$4,580,869
Tax Adjustments Attributable to Underlying Investments(1):	(686,176)	54,900	1,087,384
Total Distributions, Dividends and Interest from Underlying Investments:	2,832,995	559,545	5,668,253
Distributions to Shareholders:	$(6,088,728)	$(531,520)	$(6,609,936)
Gross Distribution Coverage Ratio:	47%	105%	86%
Total Net Fees and Expenses (breakdown)
Total Fees & Expenses:	$4,091,772	$331,929	$3,737,153
Fees and Expenses Waived (added back):	(193,549)	(33,783)	(611,339)
Total Net Fees & Expenses:	3,898,223	298,146	3,125,814
Net Distributable Income:	$(1,065,228)	$261,399	$2,542,439
Distribution Coverage Ratio Excluding Net Realized Gain/(Loss):	-17%	49%	38%
Net Realized Gain/(Loss):	$3,410,421	$105,089	$1,523,571
Distribution Coverage Ratio including Net Realized Gain/(Loss):	39%	69%	62%

(1)	Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.
*	Fiscal year end changed to March 31, effective March 1, 2022.

Results of Shareholder Meeting

On December 8, 2022, the Fund held a meeting of shareholders to consider the election of John S. Emrich and Michael S. Erickson as Class I Trustees of the Fund, each to serve a three-year term to expire at the Fund’s 2025 annual meeting of shareholders or until his successor is duly elected and qualified. The following votes were recorded:

	Number of Shares in Favor	Number of Shares Abstaining
John S. Emrich	7,434,919	507,601
Michael S. Erickson	7,438,554	503,966

The other Trustees whose terms did not expire in 2022 are Nicholas Dalmaso and Jeffrey S. Murphy.

Destra Multi-Alternative Fund
Approval of Investment Management Agreements
March 31, 2023 (unaudited)

Consideration and Approval of Renewal of Advisory Agreement on November 18, 2022

At meetings held on November 10, 2022 and November 18, 2022, the Board of Trustees (the “Board” or the “Trustees”), including the Independent Trustees, unanimously approved the renewal of the current Investment Advisory Agreement (the “Advisory Agreement”) between Destra Capital Advisors LLC (“Destra”) and the Destra Multi-Alternative Fund (the “Fund”).

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the renewal of the Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Advisory Agreements.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

In evaluating whether to renew the Advisory Agreement, the Board considered the nature and scope of services provided under the Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Board also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the Advisory Agreement. In addition, the Board considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators.

In light of the Fund’s investment strategy and the illiquid nature of certain investments, the also Board reviewed the fair valuation policies and procedures applied and to be applied to the Fund’s portfolio. The Board concluded that Destra had the capabilities and resources to oversee the operations of the Fund. Based on its review, the Board concluded that, overall, the nature, extent and quality of services provided to the Fund were satisfactory.

Performance

The Board evaluated Fund performance during the past one-year, three-year, five-year, ten-year, and since inception periods ended September 30, 2022, as compared to a peer group of funds with similar investment strategies. The Board considered various performance measures and characteristics of Fund performance relative to a peer group, and noted that the Fund outperformed the peer group median for the one-year period, and underperformed the peer group median over each other period. The Board also considered information related to the manner in which the peer group was selected.

In evaluating Destra’s contribution to Fund performance, the Board took into account the fact that a sub-advisor has been responsible for day-to-day management of the Fund. Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Advisory Agreement.

Fees and Expenses and Comparable Accounts

The Board reviewed and considered the contractual advisory fee rate paid by the Fund to Destra for services under the Advisory Agreement. The Board also reviewed and considered information regarding the Fund’s total net expense ratio as compared to a peer group comprised of other funds with similar investment strategies and portfolios. The Board noted that the Fund’s contractual advisory fee was higher than the peer group median, and the Fund’s total net expense ratio was lower than the peer group median. The Board also considered the Adviser’s commitment to cap the total operating expenses for the Fund by waiving and/or reimbursing certain expenses. The Board noted that Destra does not charge a lower fee for any client with comparable investment objective to that of the Fund. After discussion, the Board concluded that the advisory fee and expense structure were reasonable for purposes of considering approval of the Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Board noted that meaningful economies of scale will be realized only if there is significant growth in assets

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
March 31, 2023 (unaudited)

under management. The Board considered Destra’s expectations for growth in assets under management and the time frame in which such growth may occur. The Board concluded that economies of scale are currently not being realized and that it will consider the appropriateness of breakpoints in the advisory fee or other arrangements if Fund assets grow and Destra begins to realize economies of scale.

Cost of Services and Profitability

The Board considered an expense and profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021, 2022, 2023, and 2024. Based on its evaluation, the Board concluded that Destra’s estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Destra

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of their relationship with the Fund. The Board noted that Destra may accrue benefits from selling and servicing other open-end or closed-end funds in parallel with the Fund and Destra’s sales effort may enjoy cross-selling opportunities to its existing clients and certain efficiencies in marketing the Fund alongside Destra’s other product offerings. The Board concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Conclusion

In considering the renewal of the Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Destra and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Trustees, concluded that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the renewal of the Advisory Agreement.

Consideration of and Approval of Renewal of Investment Sub-Advisory Agreement with Validus on November 18, 2022

At meetings held on November 10, 2022 and November 18, 2022, the Board of Trustees, including the Independent Trustees, unanimously approved the renewal of the current Validus Sub-Advisory Agreement (the “Validus Sub-Advisory Agreement”) between Validus and the Fund.

The Board reviewed and discussed written materials that were provided in advance of the Meeting and deliberated on the renewal of the Validus Sub-Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Validus Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Validus Sub-Advisory Agreement. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Advisory Agreements.

In considering the renewal of the Validus Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board considered the nature, extent and quality scope of services provided by Validus under the Validus Sub-Advisory Agreement. The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of Validus’ portfolio managers and its other investment and administrative personnel in light of the services provided by Validus pursuant to the Validus Sub-Advisory Agreement. The Board considered, among other factors, the capabilities and quality of Validus’ investment management, research and trade execution personnel and other resources that would be dedicated to managing the Fund’s portfolio. The Board also considered the ability of Validus, based on

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
March 31, 2023 (unaudited)

its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. The Board also considered matters related to Validus’ compliance programs, its compliance history and its dealings with regulators. Based on its review, the Board concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund by Validus were satisfactory.

Performance

The Board evaluated information provided by the Destra as the Fund’s Advisor regarding Fund performance during the past one-year, three-year, five-year and since inception periods ended September 30, 2022, as compared to a peer group of funds with similar investment strategies. The Board considered various measures and characteristics of Fund performance relative to the peer group, and noted that the Fund outperformed the peer group median for the one-year period, and underperformed the peer group median over each other period. The Board also considered information related to the manner in which the peer group was selected. The Board also considered additional performance information provided by Validus. Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering the renewal of the Validus Sub-Advisory Agreement.

Fees and Expenses

The Board considered the sub-advisory fee under the Validus Sub-Advisory Agreement, noting that the contractual amount was equal to a percentage of average daily managed assets and that the entire sub-advisory fee is payable by Destra rather than the Fund. As described above, in connection with its consideration of the Advisory Agreement, the Board also reviewed and considered information regarding the Fund’s investment advisory fee rate and its total expense ratio, including a comparison against a peer group.

Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services performed by Validus for purposes of considering the renewal of the Validus Sub-Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding the potential for Validus to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. Based on the level of Fund assets under management, the Board determined that Validus does not currently benefit from economies of scale. As a result, the Board will consider the appropriateness of breakpoints in the sub-advisory fee or other arrangements if Fund assets grow and Validus begins to achieve economies of scale.

Cost of Services and Profitability

The Board considered an expense and profitability analysis provided by Validus with respect to its management of the Fund. The analysis covered the years ending December 31, 2021 and 2022. The Board evaluated Validus’ retrospective profitability in 2022 and projected profitability in 2023 and 2024. Based on its evaluation, the Board concluded that Validus’ estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Validus

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Validus and its affiliates as a result of their relationship with the Fund. The Board concluded that the fall-out benefits, if any, that may be received by Validus and its affiliates are reasonable.

Conclusion

In considering the Validus Sub-Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Validus and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Trustees, concluded that the Validus Sub-Advisory Agreement are in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the Validus Sub-Advisory Agreement.

Destra Multi-Alternative Fund
Trustees and Officers Information
March 31, 2023 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as “Independent Trustees” or “Trustees”). The identity of the Trustees and the Fund’s executive officers and biographical information as of March 31, 2023 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past 5 years
Independent Trustees
John S. Emrich, CFA Birth Year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth Year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth Year: 1966	November 2018	Retired (2014 to present).	4	None
Nicholas Dalmaso(2) Chairman Birth Year: 1965	November 2018	General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	None

(1)	The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Destra Multi-Alternative Fund
Trustees and Officers Information (continued)
March 31, 2023 (unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) during the past 5 years
Robert Watson Birth Year: 1965	President since 2018	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Colorado Holdings LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).
Jake Schultz Birth Year: 1996	Secretary since 2021*	Partner, Director, Portfolio Oversight & Analytics (2021 to present) Director, Product Management (2020 to 2021); Product Analyst (2018-2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2018 to present).
Peter Sattelmair Birth Year: 1977	Assistant Treasurer since 2022***	Director of CFO Services, PINE Advisor Solutions (2021 to present); Director of Fund Administration and Operations, Transamerica Asset Management (2014-2021).
Ken Merritt Birth Year: 1961	Assistant Secretary since 2021**	Partner & Director, Product Management & Development (2021 to present) and Senior Managing Director Product Management and Development (2019-2021), Destra Capital Management LLC, Destra Capital Advisors LLC, and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018-2019); Managing Director, External Wholesaler (2012-2018), Destra Capital Management LLC.
Cory Gossard Birth Year: 1972	Chief Compliance Officer since 2021*	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014-2020).

*	Appointed at a special meeting of the Board held on April 26, 2021.
**	Appointed at a meeting of the Board held on May 25, 2021.
***	Appointed at a meeting of the Board held on August 16, 2022.

The address for each executive officer is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffery S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	Validus Growth Investors, LLC,
d/b/a Validus Investment Advisors
	Cory Gossard	San Diego, California
Chief Compliance Officer
Transfer Agent
	Peter Sattelmair	AST
	Assistant Treasurer	Brooklyn, NY

	Jake Schultz	Administrator and Accounting Agent
	Secretary	UMB Fund Services Inc.
Milwaukee, WI
Ken Merritt
	Assistant Secretary	Custodian
UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Cleveland, OH

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

●	If your shares are held in a Brokerage Account, contact your respective Broker.

Item 1. Reports to Stockholders Continued.

(b) not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the last three fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2023	$87,500
Fiscal year ended March 31, 2022	$27,000
Fiscal year ended February 28, 2022	$54,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended March 31, 2023	$25,000
Fiscal year ended March 31, 2022	None
Fiscal year ended February 28, 2022	$20,000

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended March 31, 2023	$8,500
Fiscal year ended March 31, 2022	$6,500
Fiscal year ended February 28, 2022	$13,000

(d) All Other Fees.

Fiscal year ended March 31, 2023	None
Fiscal year ended March 31, 2022	None
Fiscal year ended February 28, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies of the Adviser are included as Appendix A.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Mark C. Scalzo

Portfolio Manager — Mr. Scalzo, Chief Investment Officer of the Sub-Adviser, is the Fund’s Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since November 2012, has served the Fund as a Portfolio Manager since March 2015 and is responsible for portfolio management, investment strategy creation, and security-specific research. Mr. Scalzo founded Validus in 2012 and is the primary decision-maker for all of Validus’ investment strategies. From June 2014 to July 2020, Mr. Scalzo was also the Chief Investment Officer of Validus’ affiliated registered investment adviser, Pinhook. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Prior to that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. Mr. Scalzo is Series 7, Series 24, Series 65 and Series 79 licensed.

Zach Leeds

Assistant Portfolio Manager — Mr. Leeds, Assistant Portfolio Manager at the Sub-Adviser, is the Fund’s Assistant Portfolio Manager. Mr. Leeds is responsible for helping to identify investment opportunities, primary due diligence on illiquid securities, maintaining proprietary scoring across Validus’ strategies, security-specific research, GIPS compliance and verification, and performance reporting while participating in various parts of the portfolio management process. Prior to joining Validus in 2016, Mr. Leeds was an equity analyst at Ford Equity Research, covering roughly 1,000 publicly traded companies. Prior to that, Mr. Leeds interned at the U.S. Department of the Treasury. Mr. Leeds graduated with a B.A. from the University of California Santa Barbara. He holds a certificate in corporate finance from the University of California Los Angeles. He is a CFA Level II candidate.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2023, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$115,629,712	1	$393,119

Because Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of March 31, 2023, Zach Leeds was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$115,629,712	1	$393,119

(a)(3) Compensation Structure of Portfolio Manager(s)

Mark Scalzo and Zach Leeds are compensated through a salary and incentive bonus.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2023, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Mark C. Scalzo	$0
Zach Leeds	$1,523

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a), Section 302 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b), Section 906 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date	6/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date	6/7/23

By (Signature and Title)

/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	6/7/23

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

The Destra Funds (the “Trust”) has adopted the following Proxy Voting Policy and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Trust’s shareholders.

Shareholders of the Trust expect the Trust to vote proxies received from issuers whose voting securities are held by the Trust. The Trust exercises its voting responsibilities as a fiduciary, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations. The Adviser and/or Sub-Adviser will seek to ensure that proxies are voted in the best interests of the Trust and its shareholders except where the Trust may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.	Delegation of Proxy Voting to the Sub-Adviser

In general, the Board believes that the Sub-Adviser, which selects the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy. The Sub-Adviser shall vote all proxies relating to securities held by the Trust and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

2.	Disclosure of Proxy Voting Policy and Procedure in each Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

Each Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N- 1A/N-2 (as applicable) a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.	Material Conflicts of Interest

If (i) the Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Trust, and (b) the Sub-Adviser or any of affiliated persons; and (ii) the Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Sub- Adviser will follow the material conflict of interest procedures set forth in the Sub-Adviser’s Proxy Policy when voting such proxies.

4.	Adviser, Sub-Adviser and Fund CCO Responsibilities

The Trust has delegated proxy voting authority with respect to the Trust’s portfolio securities to the Sub- Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

●	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Trust owning the portfolio securities voted.

●	The Adviser and Sub-Adviser shall provide a summary of the material changes to a proxy policy during the period covered by the Adviser and/or Sub-Adviser CCO’s annual compliance report to the Board to the Funds’ Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

●	The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act and appear reasonably designed to ensure that the Adviser and/or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds which owns the portfolio securities voted, as applicable.

5.	Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Trust’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Trust will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Trust’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7.	Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and/or Sub-Advisers through a third-party proxy voting service.